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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   April 27, 2001
                                                  ------------------------------


                              VIRATA CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)

        Delaware                      000-28157                 77-0521696
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


 2933 Bunker Hill Lane, Suite 201, Santa Clara, California          95054
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code        (408) 566-1000
                                                   -----------------------------

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

               On May 8, 2001, Virata Corporation announced the adoption of a stockholder rights plan. Pursuant to General Instruction F of Form 8-K, the information contained in the documents attached as exhibits to this Current Report on Form 8-K is incorporated by reference in this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

         Not applicable.

         (b)  Pro Forma Financial Information.

         Not applicable.

         (c)  Exhibits.

Exhibit Number      Description
--------------      -----------

4.1 Form of Rights Agreement, dated as of May 2, 2001, between Virata Corporation and American Stock Transfer and Trust Company, as Rights Agent, which includes as Exhibit A the Form of Right Certificate, Form of Assignment and Form of Election to Purchase.

4.2                 Form of Certificate of Designations of Series A Preferred
                    Stock.

20.1 Form of Letter to Stockholders of Virata Corporation regarding the adoption of the Rights Plan, including Summary of Rights Plan.

99.1                Press Release dated May 8, 2001.
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                 Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2001               VIRATA CORPORATION


                                By:         Andrew M. Vought
                                      ------------------------------------------
                                Name: Andrew M. Vought
                                Its:  Chief Financial Officer, Senior Vice
                                      President, Finance and Administration, and
                                      Secretary
                                      (Duly Authorized Officer of the
                                      Registrant)
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                                 EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

4.1 Form of Rights Agreement, dated as of May 2, 2001, between Virata Corporation and American Stock Transfer and Trust Company, as Rights Agent, which includes as Exhibit A the Form of Right Certificate, Form of Assignment and Form of Election to Purchase.

4.2                 Form of Certificate of Designations of Series A Preferred
                    Stock.

20.1 Form of Letter to Stockholders of Virata Corporation regarding the adoption of the Rights Plan, including Summary of Rights Plan.

99.1                Press Release dated May 8, 2001.